                                                                 Exhibit 10.18.1

                     THIRD AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

        THIS THIRD AMENDMENT TO CREDIT AGREEMENT is made and dated as of June 7, 1995 (the "Amendment") among Community Psychiatric Centers, a Nevada corporation ("CPC"), Transitional Hospitals Corporation, a Delaware corporation ("THC"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a United States national banking association ("Bank") and amends that certain Credit Agreement dated as of May 6, 1994 and by a First Amendment to Credit Agreement dated as of December 14, 1994 and a Second Amendment to Credit Agreement dated as of February 28, 1995 (as so amended or modified from time to time, the "Credit Agreement").

                                    RECITAL
                                    -------

        The Company has requested, and the Bank has agreed, on the terms and conditions set forth herein, to amend the Credit Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

        1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein. All references to the Credit Agreement shall mean the Credit Agreement as hereby amended.

        2. Amendment to Credit Agreement.

           2.1 Section 7.04(e) of the Credit Agreement is amended by deleting "$5,000,000" and inserting "$10,000,000" in lieu thereof.

        3. Representations and Warranties. The Company represents and warrants to Bank that, on and as of the date hereof, and after giving effect to this
Amendment:

           3.1 Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by the Company and this Amendment has been duly executed and delivered by the Company.

           3.2 Binding Obligation. This Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

           3.3 No Legal Obstacle to Credit Agreement. The execution, delivery and performance of this Amendment will not (a) contravene the terms of the Company's certificate of incorporation, by-laws or other organization document;
(b) conflict with or result in any breach or contravention of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, or (c) result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Amendment, or the transactions contemplated hereby.

           3.4 Incorporation of Certain Representations. The representations and warranties of the Company set forth in Section 5 of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

           3.5 Default. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

        4. Conditions, Effectiveness. The effectiveness of this Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Bank in form and substance satisfactory to the Bank:

           4.1 Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Amendment and any instrument or agreement required hereunder on behalf of the Company.

           4.2 Other Evidence. Such other evidence with respect to the Company or any other person as the Bank may reasonably request in connection with this Amendment and the compliance with the conditions set forth herein.

        5. Miscellaneous.

           5.1 Effectiveness of the Credit Agreement and the Loan Documents. Except as hereby expressly amended, the Credit Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

           5.2 Waivers. This Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement, the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Bank thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Bank to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other default of the same or of any other term or provision.

           5.3 Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment shall not become effective until the Company and the Bank shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Bank.

           5.4 Jurisdiction. This Amendment shall be governed by and construed under the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                        COMMUNITY PSYCHIATRIC CENTERS

                                        By:    /s/  Wendy Simpson
                                            ----------------------------
                                        Name:       WENDY SIMPSON
                                              --------------------------
                                        Title:  CHIEF FINANCIAL OFFICER
                                               -------------------------


                                        TRANSITIONAL HOSPITALS CORPORATION

                                        By:    /s/  Wendy Simpson
                                            ----------------------------
                                        Name:       WENDY SIMPSON
                                              --------------------------
(Signatures continue)                   Title:  CHIEF FINANCIAL OFFICER
                                               -------------------------

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION

                                        By:    /s/  Wyatt Ritchie
                                            ----------------------------
                                                  Vice President



                             CONSENT OF GUARANTORS
                             ---------------------

The undersigned Guarantors hereby acknowledge that they have reviewed and consent to the foregoing Third Amendment dated as of June 7, 1995 to Credit Agreement dated as of May 6, 1994 and hereby reaffirm their respective General Continuing General Guaranties, which continue in full force and effect on and as of the date hereof.

Date: June 7, 1995

                                        EACH OF THE GUARANTORS LISTED ON
                                        ANNEX A HERETO, INCORPORATED BY
                                        REFERENCE HEREIN

                                        By:    /s/  Richard Conte
                                            ----------------------------
                                        Title:     CHAIRMAN AND CEO
                                               -------------------------

                                        By:    /s/ Wendy Simpson
                                            ----------------------------
                                        Title:  CHIEF FINANCIAL OFFICER
                                               -------------------------

                       COMMUNITY PSYCHIATRIC CENTERS AND
                           WHOLLY-OWNED SUBSIDIARIES

CORPORATION                                                DOMESTIC   FOREIGN
-----------                                                --------   -------

Community Psychiatric Centers                              NV         CA, NC
Belmedco                                                   CA
C.P.C. of Louisiana, Inc.                                  LA
CPC Investment Corp.                                       CA
CPC Laboratories, Inc.                                     GA
CPC Pharmacy, Inc.                                         CA
CPC Properties of Arkansas, Inc.                           AR
CPC Properties of Illinois, Inc.                           IL
CPC Properties of Indiana, Inc.                            IN
CPC Properties of Kansas, Inc.                             KS
CPC Properties of Louisiana, Inc.                          LA
CPC Properties of Mississippi, Inc.                        MS
CPC Properties of Missouri, Inc.                           MO
CPC Properties of North Carolina, Inc.                     NC
CPC Properties of Wisconsin, Inc.                          WI
CPC of Georgia, Inc.                                       GA
CalProp I, Inc.                                            DE
CalProp II, Inc.                                           DE
Community Psychiatric Centers
 Properties Incorporated                                   CA         WA
Community Psychiatric Centers
 Properties of Oklahoma, Inc.                              OK
Community Psychiatric Centers
 Properties of Texas, Inc.                                 TX
Community Psychiatric Centers
 Properties of Utah, Inc.                                  UT
Community Psychiatric Centers of
 Arkansas, Inc.                                            AR
Community Psychiatric Centers of
 California                                                CA         WA
Community Psychiatric Centers of
 Florida, Inc.                                             FL         Virgin Isl
Community Psychiatric Centers of
 Idaho, Inc.                                               ID
Community Psychiatric Centers of
 Indiana, Inc.                                             IN
Community Psychiatric Centers of
 Kansas, Inc.                                              KS
Community Psychiatric Centers of
 Mississippi, Inc.                                         MS
Community Psychiatric Centers of
 Missouri, Inc.                                            MO
Community Psychiatric Centers of
 North Carolina, Inc.                                      NC
Community Psychiatric Centers of
 Oklahoma, Inc.                                            OK
Community Psychiatric Centers of
 Oregon, Inc.                                              OR

                            (Guaranty of THC Loans)

Community Psychiatric Centers of
 Puerto Rico, Inc.                                         NV         PR
Community Psychiatric Centers of
 Texas, Inc.                                               TX
Community Psychiatric Centers of
 Utah, Inc.                                                UT
Community Psychiatric Centers of
 Wisconsin, Inc.                                           WI
Peachtree-Parkwood Hospital, Inc.                          GA
P.P.P., Inc.                                               GA
Psychiatric Hospitals Consultants                          CA         MO
Florida Hospital Properties, Inc.                          FL
Old Orchard Hospital, Inc.                                 IL
Cottonwood Hill, Inc.                                      CO
Counterpoint Center of Old Orchard, Inc.                   IL
Miami Valley Community Centers, Inc.                       OH
CPC Managed Health Care Services, Inc.                     DE         CA
Solutions Counseling & Treatment Center, Inc.              TX
Transitional Family Services of Georgia, Inc.              GA




THC - Chicago, Inc.                                        IL
THC - Hollywood, Inc.                                      FL
THC - Houston, Inc.                                        TX
Transitional Hospitals Corporation of
 Indiana, Inc.                                             IN
Transitional Hospitals Corporation of
 Louisiana, Inc.                                           LA
Transitional Hospitals Corporation of
 Massachusetts, Inc.                                       MA
Transitional Hospitals Corporation of
 New Mexico, Inc.                                          NM
THC - Minneapolis, Inc.                                    MN
Transitional Hospitals Corporation of
 Nevada, Inc.                                              NV
Transitional Hospitals Corporation of
 North Carolina, Inc.                                      NC
THC - Seattle, Inc.                                        WA
THC - St. Petersburg, Inc.                                 FL
Transitional Hospitals Corporation of
 Tampa, Inc.                                               FL
Transitional Hospitals Corporation of
 Texas, Inc.                                               TX
Transitional Hospitals Corporation of
 Wisconsin, Inc.                                           WI
J.B. Thomas Hospital, Inc.                                 MA

4/94

                       COMMUNITY PSYCHIATRIC CENTERS AND
                           WHOLLY-OWNED SUBSIDIARIES

CORPORATION                                                DOMESTIC   FOREIGN
-----------                                                --------   -------
Belmedco                                                   CA
C.P.C. of Louisiana, Inc.                                  LA
CPC Investment Corp.                                       CA
CPC Laboratories, Inc.                                     GA
CPC Pharmacy, Inc.                                         CA
CPC Properties of Arkansas, Inc.                           AR
CPC Properties of Illinois, Inc.                           IL
CPC Properties of Indiana, Inc.                            IN
CPC Properties of Kansas, Inc.                             KS
CPC Properties of Louisiana, Inc.                          LA
CPC Properties of Mississippi, Inc.                        MS
CPC Properties of Missouri, Inc.                           MO
CPC Properties of North Carolina, Inc.                     NC
CPC Properties of Wisconsin, Inc.                          WI
CPC of Georgia, Inc.                                       GA
CalProp I, Inc.                                            DE
CalProp II, Inc.                                           DE
Community Psychiatric Centers
 Properties Incorporated                                   CA         WA
Community Psychiatric Centers
 Properties of Oklahoma, Inc.                              OK
Community Psychiatric Centers
 Properties of Texas, Inc.                                 TX
Community Psychiatric Centers
 Properties of Utah, Inc.                                  UT
Community Psychiatric Centers of
 Arkansas, Inc.                                            AR
Community Psychiatric Centers of
 California                                                CA         WA
Community Psychiatric Centers of
 Florida, Inc.                                             FL         Virgin Isl
Community Psychiatric Centers of
 Idaho, Inc.                                               ID
Community Psychiatric Centers of
 Indiana, Inc.                                             IN
Community Psychiatric Centers of
 Kansas, Inc.                                              KS
Community Psychiatric Centers of
 Mississippi, Inc.                                         MS
Community Psychiatric Centers of
 Missouri, Inc.                                            MO
Community Psychiatric Centers of
 North Carolina, Inc.                                      NC
Community Psychiatric Centers of
 Oklahoma, Inc.                                            OK
Community Psychiatric Centers of
 Oregon, Inc.                                              OR

                            (Guaranty of CPC Loans)

Community Psychiatric Centers of
 Puerto Rico, Inc.                                         NV         PR
Community Psychiatric Centers of
 Texas, Inc.                                               TX
Community Psychiatric Centers of
 Utah, Inc.                                                UT
Community Psychiatric Centers of
 Wisconsin, Inc.                                           WI
Peachtree-Parkwood Hospital, Inc.                          GA
P.P.P., Inc.                                               GA
Psychiatric Hospitals Consultants                          CA         MO
Florida Hospital Properties, Inc.                          FL
Old Orchard Hospital, Inc.                                 IL
Cottonwood Hill, Inc.                                      CO
Counterpoint Center of Old Orchard, Inc.                   IL
Miami Valley Community Centers, Inc.                       OH
CPC Managed Care Health Services, Inc.                     DE         CA
Solutions Counseling & Treatment Center, Inc.              TX
Transitional Family Services of Georgia, Inc.              GA




Transitional Hospitals Corporation                         DE         GA, NM, FL

THC - Chicago, Inc.                                        IL
THC - Hollywood, Inc.                                      FL
THC - Houston, Inc.                                        TX
Transitional Hospitals Corporation of
 Indiana, Inc.                                             IN
Transitional Hospitals Corporation of
 Louisiana, Inc.                                           LA
Transitional Hospitals Corporation of
 Massachusetts, Inc.                                       MA
Transitional Hospitals Corporation of
 New Mexico, Inc.                                          NM
THC - Minneapolis, Inc.                                    MN
Transitional Hospitals Corporation of
 Nevada, Inc.                                              NV
Transitional Hospitals Corporation of
 North Carolina, Inc.                                      NC
THC - Seattle, Inc.                                        WA
THC - St. Petersburg, Inc.                                 FL
Transitional Hospitals Corporation of
 Tampa, Inc.                                               FL
Transitional Hospitals Corporation of
 Texas, Inc.                                               TX
Transitional Hospitals Corporation of
 Wisconsin, Inc.                                           WI
J.B. Thomas Hospital, Inc.                                 MA

4/94